UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 17, 2004

AMBASSADORS GROUP, INC.

(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

DELAWARE	0-33347	91-1957010

(STATE OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

DWIGHT D. EISENHOWER BUILDING
110 S. FERRALL STREET
SPOKANE, WA 99202

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(509) 534-6200

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 5. Other Events and Regulation FD Disclosure
Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.
SIGNATURES
Exhibit 99.1

Item 5. Other Events and Regulation FD Disclosure

     On May 14, 2004, Ambassadors Group, Inc. (the “Registrant”) announced that its Board of Directors has adopted a Stock Repurchase Program. Under the Stock Repurchase Program, the Registrant will be authorized to repurchase shares of its outstanding common stock in the open market or in privately negotiated transactions at appropriate times. The Board’s action will allow management to make repurchases, without further board approval, when stock purchases are deemed prudent. The 2004 Stock Repurchase Program contemplates that stock repurchases will be made in accordance with Rule 10b-18 of the regulations issued under the Securities Exchange Act of 1934. Pursuant to the plan, the Registrant may purchase up to $5,000,000 of the Registrant’s common stock.

     A copy of the Press Release announcing the cash dividend and the adoption of a Stock Repurchase Program is attached hereto as Exhibit 99.1.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits

99.1 Press Release, dated May 14, 2004

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBASSADORS GROUP, INC.

Date: May 17, 2004	By: /s/ Colleen-McCann-Lillie Name: Colleen McCann-Lillie Title: Chief Financial Officer

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